UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.      )

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Performance Food Group Company

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12500 West Creek Parkway Richmond, VA 23238 Phone (804) 484-7700 FAX (804) 484-7701

Media Alert

FOR MORE INFORMATION:
Media Contact:
Cheryl Moore
Director, Corp. Communications
(804) 484-6273
PERFORMANCE FOOD GROUP SIGNS MERGER AGREEMENT WITH
AFFILIATES OF THE BLACKSTONE GROUP AND WELLSPRING CAPITAL MANAGEMENT
RICHMOND, Va. (Jan. 18, 2008), Performance Food Group Company (NASDAQ/NGS: PFGC) announced today it has signed a definitive merger agreement to be acquired by an affiliate of The Blackstone Group (NYSE: BX) and Wellspring Capital Management in a transaction valued at approximately $1.3 billion.
Steven L. Spinner, president and chief executive officer of Performance Food Group will address the media at 1:00 p.m. today, January 18, 2008 at the Company’s headquarters, located at 12500 West Creek Parkway, Richmond, VA.
- more -

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238 Attention: Investor Relations.
PARTICIPANTS IN THE SOLICITATION
Performance Food Group and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.
—END—

January 18, 2008
Dear PFG Customer:
Today, we publicly announced that PFG has entered into a definitive merger agreement with The Blackstone Group and WellSpring Capital Management. We are excited about this opportunity to team up with Blackstone and Wellspring, and we believe this transaction delivers outstanding value to our shareholders. In considering this transaction, it was vitally important for us to find partners who support our goals of growth, operational excellence and outstanding customer service.
We expect the merger to be completed by the end of the second quarter of 2008. We do not anticipate any significant changes to our operating companies or to your sales representation.
During this transition, and moving forward, I want to know that that we remain dedicated to providing you with the same level of quality products and excellent customer service.
In closing, I want to assure you that this is a positive move for PFG. We are pleased that companies, with the resources and reputations of Blackstone and Wellspring, appreciate the inherent value of our associates, customer loyalty, product brands, technology and our leadership in the foodservice distribution industry. We look forward to a strong future and to continuing to serve you.
If you have any questions or concerns, please feel free to call me at (804) 287-8087.
Sincerely,
John Wicker
Vice President, Sales

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238 Attention: Investor Relations.
Performance Food Group and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.
—END—

CONFIDENTIAL-NOT FOR DISTRIBUTION
Regional/ Opco President Conference Call and Westcreek Meeting Talking Points
PFG Merger
1.18.08
•	We publicly announced today that PFG has entered into a definitive merger agreement with The Blackstone Group and Wellspring Capital Management. A press release announcing this agreement will cross the wires at approximately 8 a.m. eastern time today.

•	Under the terms of the agreement Blackstone will acquire all the outstanding common stock of PFG for $34.50 per share. The price represents a significant premium over the recent closing price of our stock.

•	Blackstone is one of the largest private equity/investment firms in the world. Their portfolio includes household names, such as Hilton Hotels.

•	Wellspring is a private investment company that acquires and grows leading companies, like PFG.

•	The deal will be structured as a combination of PFG and Vistar Corporation, a company already part of the Blackstone/Wellspring portfolio.

•	Vistar is the leading food away from home distributor specializing in the Italian, pizza, vending, office coffee, and theater markets. The merger is expected to close at the end of the second quarter of 2008, subject to the approval of our shareholders. A shareholders’ meeting will be scheduled for a future date.

•	Financing has already been committed for the transaction.
Why did we make this decision?
•	The Blackstone/Wellspring (B/W) offer provided our shareholders with a significant premium to our current stock price. In addition, they are committed to our industry, and they believe that our organization is the best platform for growth. By partnering with B/W, we will have considerable opportunities and resources to grow our business. Their investment in our company is a significant one, and it demonstrates B/W’s belief in the value of our people, systems, customers, brands and service.

•	Following the transaction, PFG will be a private company—and that means that we will no longer have publicly traded stock. Therefore, we will no longer be subject to current SEC reporting and filing requirements.

•	We are sensitive that this announcement and its timing may come as a surprise to many of our associates, customers, vendors, and suppliers. We’ve worked hard to find a partner who would provide significant shareholder value and continue to enhance our ability to execute our strategies.

Regional/Opco Presidents Conf Call Talking Points

•	To support you as you talk to these audiences, we will provide you with talking points and FAQs. We will also provide you with a copy of the associate Straight Talk that will be sent later today.

•	Our vendors, suppliers and customers will be being notified about the agreement beginning today. We expect that there will be little to no impact on our operations. We will also provide talking points and FAQs for our sales force on the InsidePFG sales site. In addition, we will send you a local customer communication list for your reference.

•	Many of you may be asking who is going to run the company and what will the management structure look like? Keep in mind that as a publicly traded company, we are committed to maximizing the return to our shareholders. In order to ensure there was no conflict of interest, we did not have discussions regarding the possible new structure. We expect that these discussions will begin in the near future.

•	This represents a significant equity investment for Blackstone and Wellspring, and we believe that they, like we, have every interest in keeping the continuity of our management team.

•	We do know is that the company’s headquarters will remain in Richmond, VA, and we do not believe that there will be any significant impact to our operating companies.

•	Over the next few months, we will be working on synergies and planning for the strategic integration of the Vistar business with PFG. As these decisions are made, we will continue to keep you updated.

•	As I mentioned earlier, a Straight Talk will be sent to all PFG associates today after the press release crosses the wires, although we do anticipate that some associates will learn of the agreement via the press release. To assist you in fielding their questions, we are sending you Management Talking Points. Please adhere to these talking points as you meet with your management teams and then your associates this morning. At this juncture, it is imperative that you do not speculate beyond the information that is provided to you. If you receive any media calls, please contact Cheryl Moore in our corporate communications area for handling. Her mobile number is 804-840-6522.

•	Over the next several weeks, the Executive Team and I will be holding town hall meetings at many opcos, as well as here at West Creek, to address associates’ questions.

•	FAQ Documents relating to stock options, restricted stock, deferred compensation, SERP, 401(k) and related matters will be distributed early next week to help associates with upcoming elections/decisions and questions.

Regional/Opco Presidents Conf Call Talking Points

•	In closing, I want to assure you that this is a positive move for our associates and our shareholders. And, let me reiterate that our goal is always to maximize our shareholders’ value. I believe that this transaction provides value to our shareholders with a significant premium, provides growth for our company, and provides future opportunities for our associates. We are excited that Blackstone and Wellspring, companies with strong resources and reputations, appreciate the inherent value of our associates, customer loyalty, product brand, and our leading technology within the foodservice distribution industry.

•	During this transition period, I am counting on each of you to uphold your leadership within this company, to re-assure our associates of their continued success at PFG, to be positive about the opportunities this merger will afford us, to continue our excellent service to our customers, and to not let this process distract us from running our businesses with honesty and integrity.

•	Thank you.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238 Attention: Investor Relations.
Performance Food Group and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

CONFIDENTIAL-NOT FOR DISTRIBUTION
Talking Points for Associate Meetings- Presidents and Sr. Management
PFG Merger
DRAFT 1.17.08
[NOTE: It is imperative that you adhere to these talking points and do not speculate beyond the information herein or provide any additional commentary.]
•	We announced today that PFG has entered into a definitive merger agreement with The Blackstone Group and Wellspring Capital Management. A press release announcing this agreement did cross the wire at approximately 8 a.m. eastern time today.

•	Under the terms of the agreement Blackstone will acquire all the outstanding common stock of PFG for $34.50 per share which is a significant premium over the recent closing price of our stock.

•	Blackstone is one of the largest private equity/investment firms in the world. Their portfolio includes household names, such as Hilton Hotels.

•	Wellspring is a private investment company that acquires and grows leading companies, like PFG.

•	The deal will be structured as a combination of PFG and Vistar Corporation, a company already part of the Blackstone/Wellspring portfolio.

•	Vistar is the leading food away from home distributor specializing in the Italian, pizza, vending, office coffee, and theater markets.

•	The merger is expected to close at the end of the second quarter of 2008, subject to the approval of our shareholders.
Why did we make this decision?
•	The Blackstone/Wellspring (B/W) offer provided our shareholders with a significant premium to our current stock price. In addition, they are committed to our industry, and they believe that our organization is the best platform for growth. By partnering with B/W, we will have considerable opportunities and resources to grow our business. Their investment in our company is a significant one, and it demonstrates B/W’s belief in the value of our people, systems, customers, brands and service.

•	Following the transaction, PFG will be a private company—and that means that we will no longer have publicly traded stock. Therefore, we will no longer be subject to current SEC reporting and filing requirements.

•	We are sensitive that this announcement and its timing may come as a surprise to many of our associates, customers, vendors, and suppliers. We’ve worked hard to find a partner who would provide significant shareholder value and continue to enhance our ability to execute our strategies.

Talking Points for Associate Meetings- Presidents and Sr. Management

•	A Straight Talk will be sent later today.

•	Our vendors, suppliers and customers will be being notified about the agreement beginning today. We expect that there will be little to no impact on our operations.

•	Many of you may be asking who is going to run the company and what will the management structure look like? Keep in mind that as a publicly traded company, we are committed to maximizing the return to our shareholders. In order to ensure there was no conflict of interest, we did not have discussions regarding the possible new structure. We expect that these discussions will begin in the near future.

•	This represents a significant equity investment for Blackstone and Wellspring, and we believe that they, like we, have every interest in keeping the continuity of our management team.

•	We do know that the company’s headquarters will remain in Richmond, VA, and we do not believe that there will be any significant impact to our operating companies.

•	Over the next few months, we will be working on synergies and planning for the strategic integration of the Vistar business with PFG. As these decisions are made, we will continue to keep you updated.

•	FAQ Documents relating to stock options, restricted stock, deferred compensation, SERP, 401(k) and related matters will be distributed to every associate early next week to help you with upcoming elections/decisions and questions.

•	In closing, I want to assure you that this is a positive move for all of us and our shareholders and provides future opportunities for our associates. We are excited that Blackstone and Wellspring, companies with strong resources and reputations, appreciate the inherent value of our associates, customer loyalty, product brand, and our leading technology within the foodservice distribution industry.

•	During this transition period, I am counting on each of you to be positive about the opportunities this merger will afford us and to continue our excellent service to our customers.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238 Attention: Investor Relations.
PARTICIPANTS IN THE SOLICITATION
Performance Food Group and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

January 18, 2008
Dear PFG Vendor/Supplier:
Today, we publicly announced that PFG entered into a definitive merger agreement with affiliates of The Blackstone Group and Wellspring Capital Management. We are excited about this opportunity to team up with Blackstone and Wellspring, and we believe this transaction delivers outstanding value to our shareholders. In considering this transaction, it was vitally important for us to find partners who support our goals of growth, operational excellence and outstanding customer service.
We expect that the merger will be completed by the end of the second quarter of 2008, and we do not anticipate any significant changes to our operating companies. During this transition, and moving forward, we remain dedicated to providing our customers with the same level of quality products and excellent customer service.
In closing, I want to assure you that this is a positive move for PFG. We are pleased that companies with the resources and reputations of Blackstone and Wellspring, appreciate the inherent value of our associates, customer loyalty, product brands, technology and our leadership in the foodservice distribution industry.
Thank you for your support of Performance Food Group, and we anticipate our continued working relationship as PFG moves into the future. If you have any questions or concerns, please feel free to call me at (XXX) XXX-XXXX.
Sincerely,

[NAME]
[TITLE]
Performance Food Group

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238 Attention: Investor Relations.
PARTICIPANTS IN THE SOLICITATION
Performance Food Group and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.
– – END – –

CONFIDENTIAL-NOT FOR DISTRIBUTION
Sales Associate/Customer Talking Points
PFG Merger
1.18.08
•	We publicly announced today that PFG has entered into a definitive merger agreement with The Blackstone Group and Wellspring Capital Management.

•	We are excited about this opportunity to team up with Blackstone and Wellspring, and we believe this transaction delivers outstanding value to our shareholders. In considering this transaction, it was vitally important for us to find partners who support our goals of growth, operational excellence and outstanding customer service.

•	We expect the merger to be completed by the end of the second quarter of 2008. We do not anticipate any significant changes to our operating companies, including your sales representation.

•	During this transition, and moving forward, I want you to know that that PFG and I remain dedicated to providing you with the same level of quality products and excellent customer service.

•	In closing, I want to assure you that this is a positive move for PFG. We are pleased that companies, with the resources and reputations of Blackstone and Wellspring, appreciate the inherent value of our associates, customer loyalty, product brands, technology and our leadership in the foodservice distribution industry. We look forward to a strong future and to continuing to serve you.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238 Attention: Investor Relations.
Performance Food Group and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

STRAIGHT TALK

PFG Signs Merger Agreement with the Blackstone Group and Wellspring Capital Management
Performance Food Group
January 18, 2008
Richmond, VA
We announced today that PFG has entered into a definitive merger agreement with The Blackstone Group and Wellspring Capital Management. Under the terms of the agreement, Blackstone will acquire all the outstanding common stock of PFG and shareholders will receive $34.50 in cash for each share of PFG stock they hold.
Blackstone is one of the largest private equity/investment firms in the world. Their portfolio includes household names, such as Hilton Hotels. Wellspring is a private investment company that acquires and grows leading companies, like PFG. The deal will be structured as a combination of PFG and Vistar Corporation, a company already part of the Blackstone/Wellspring portfolio. Vistar is the leading food away from home distributor specializing in the Italian, pizza, vending, office coffee, and theater markets.
The merger is expected to close at the end of the second quarter, subject to the approval of our shareholders.
Why did we make this decision?
The Blackstone/Wellspring (B/W) offer provided our shareholders with a significant premium to our current stock price. In addition, they are committed to our industry, and they believe that our organization is the best platform for growth. By partnering with B/W, we will have considerable opportunities and resources to grow our business. Their investment in our company is a significant one, and it demonstrates B/W’s belief in the value of our people, systems, customers, brands and service.
I know that many of you are surprised about this announcement and the timing. We’ve worked hard to find a partner who would provide significant shareholder value and continue to enhance our ability to execute our strategies.
Many of you may be asking who is going to run the company and what will the management structure look like? In order to ensure there wasn’t a conflict of interest, we did not have discussions regarding a possible new structure. We expect to begin these discussions in the near future. Keep in mind, this is a significant investment for Blackstone and Wellspring, and we believe that they, like PFG, have every interest in keeping the continuity of our management team. We do know that the company’s headquarters will remain in Richmond, VA, and we expect that there will be little to no impact on our operations.

Straight Talk

Other Important Information:
•	Our vendors/ suppliers/ customers are being notified about the agreement beginning today.

•	After the deal closes, PFG will be a private company—and that means that we will no longer have publicly traded stock.

•	Over the next few months, we will be working on planning for the strategic integration of the Vistar business with PFG. As these decisions are made, we’ll keep you updated.

•	The Executive Team will be holding town hall meetings at select opcos and at West Creek to address your questions.
In closing, I want to assure you that this is a positive move. I believe that this transaction provides value to our shareholders with a significant premium, provides growth for our company, and provides future opportunities for our associates. We are excited that Blackstone and Wellspring, companies with strong resources and reputations, appreciate the inherent value of our associates, customer loyalty, product brand, and our leading technology within the foodservice distribution industry.
During this transition period, I am counting on each of you to be positive about the opportunities this merger will afford us, to continue to take care of our customers, and to stay focused on running our businesses with honesty and integrity.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238 Attention: Investor Relations.
Performance Food Group and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation, which may be different than those of the Company’s shareholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.